Exhibit 99.1

Results Driven. Manufacturing Focused. Corporate Presentation February 2018 www.sanchezenergycorp.com

Legal Disclaimers Forward Looking Statements This presentation contains, and our officers and representatives may from time to time make, “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation that address activities, events, conditions or developments that Sanchez Energy expects, estimates, believes or anticipates will or may occur or exist in the future are forward-looking statements. These statements are based on certain assumptions made by the Company based on management’s experience, perception of historical trends and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and reasonable by management. When used in this presentation, words such as “will,” “potential,” “believe,” “estimate,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “plan,” “predict,” “forecast”, “budget”, “guidance”, “project,” “profile,” “model,” “strategy,” “future” or their negatives or the statements that include these words or other words that convey the uncertainty of future events or outcomes, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, statements, express or implied, concerning Sanchez Energy’s future operating results and returns, Sanchez Energy’s strategy and plans or view of the market, or Sanchez Energy’s ability to replace or increase reserves, increase production, generate income or cash flows, operational and commercial benefits of our partnerships, expected benefits from acquisitions, including the transactions we closed in the first quarter of 2017 whereby we, along with an entity controlled by The Blackstone Group, L.P., Gavilan Resources, LLC, acquired assets from Anadarko E&P Onshore LLC and Kerr-McGee Oil and Gas Onshore LP (the “Comanche Acquisition”), and our strategic relationship with Sanchez Midstream Partners LP (“SNMP” formerly Sanchez Production Partners LP) are forward-looking statements. Forward-looking statements are not guarantees of performance. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond our control. Although Sanchez Energy believes that the expectations reflected in its forward-looking statements are reasonable and are based on reasonable assumptions, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all) or will prove to have been correct. Important factors that could cause Sanchez Energy’s actual results to differ materially from the expectations reflected in its forward-looking statements include, among others: the timing and extent of changes in prices for, and demand for, crude oil and condensate, natural gas liquids (“NGLs”), natural gas and related commodities; our ability to successfully execute our business and financial strategies; our ability to utilize the services, personnel and other assets of Sanchez Oil & Gas Corporation pursuant to existing management services agreements; our ability to replace the reserves we produce through drilling and property acquisitions; the realized benefits of the acreage acquired in our various acquisitions, including the Comanche Acquisition, and other assets and liabilities assumed in connection therewith; our ability to successfully integrate our various acquired assets, including assets acquired in the Comanche Acquisition into our operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; the realized benefits of our partnerships and joint ventures, including our partnership with affiliates of The Blackstone Group, L.P.; the realized benefits of our transactions with SNMP; the extent to which our drilling plans are successful in economically developing our acreage, producing reserves and achieving anticipated production levels; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may, therefore, be imprecise; the extent to which we can optimize reserve recovery and economically develop our plays utilizing horizontal and vertical drilling, advanced completion technologies and hydraulic fracturing; our ability to successfully execute our hedging strategy and the resulting realized prices therefrom; the creditworthiness and performance of our counterparties, including financial institutions, operating partners and other parties; competition in the oil and natural gas exploration and production industry in the marketing of crude oil, natural gas and NGLs and for the acquisition of leases and properties, employees and other personnel, equipment, materials and services and, related thereto, the availability and cost of employees and other personnel, equipment, materials and services; our ability to compete with other companies in the oil and natural gas industry; our ability to access the credit and capital markets to obtain financing on terms we deem acceptable, if at all, and to otherwise satisfy our capital expenditure and other funding requirements; the availability, proximity and capacity of, and costs associated with, gathering, processing, compression and transportation facilities; the impact of, and changes in, government policies, laws and regulations, including tax laws and regulations, environmental laws and regulations relating to air emissions, waste disposal, hydraulic fracturing and access to and use of water, laws and regulations imposing conditions and restrictions on drilling and completion operations and laws and regulations with respect to derivatives and hedging activities; developments in oil-producing and natural gas-producing countries, the actions of the Organization of Petroleum Exporting Countries and other factors affecting the supply and pricing of oil and natural gas; our ability to effectively integrate acquired crude oil and natural gas properties into our operations, fully identify existing and potential problems with respect to such properties and accurately estimate reserves, production and costs with respect to such properties; the extent to which our crude oil and natural gas properties operated by others are operated successfully and economically; the use of competing energy sources, the development of alternative energy sources and potential economic implications and other effects therefrom; our ability to convert from the full cost to successful efforts method of accounting on a timely basis, or at all; unexpected results of litigation filed against us; the extent to which we incur uninsured losses and liabilities or losses and liabilities in excess of our insurance coverage; and the other factors described under ITEM 1A, “Risk Factors,” in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and any updates to those factors set forth in its subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. In light of these risks, uncertainties and assumptions, the events anticipated by Sanchez Energy’s forward-looking statements may not occur, and, if any of such events do, Sanchez Energy may not have correctly anticipated the timing of their occurrence or the extent of their impact on its actual results. Accordingly, you should not place any undue reliance on any of Sanchez Energy’s forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made, and Sanchez Energy undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf. Oil and Gas Reserves The Securities and Exchange Commission (“SEC”) requires oil and gas companies, in their filings with the SEC, to disclose “proved oil and gas reserves” (i.e., quantities of oil and gas that are estimated with reasonable certainty to be economically producible) and permits oil and gas companies to disclose “probable reserves” (i.e., quantities of oil and gas that are as likely as not to be recovered) and “possible reserves” (i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). We may use certain terms in this presentation, such as “resource potential” or “EURs” that the SEC’s guidelines strictly prohibit us from including in filings with the SEC. The calculation of resource potential, EURs and any other estimates of reserves and resources that are not proved, probable or possible reserves are not necessarily calculated in accordance with SEC guidelines. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Non-GAAP Measures Included in this presentation are certain non-GAAP financial measures as defined under SEC Regulation G. Investors are urged to consider closely the disclosure in Sanchez Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any reconciliation to GAAP measures provided in this presentation. 2 © 2018 Sanchez Energy Corporation

Sanchez Energy Premier Eagle Ford Shale Operator Premier Low Cost Operator in the Eagle Ford Shale  Leader In Multi-Zone Eagle Ford Development  Contiguous Acreage Position With 15+ Year Drilling Inventory  Capital Efficiency Through “Manufacturing” Process  Sustainable Business Model Through Internal Funding of Capital Needs  3 © 2018 Sanchez Energy Corporation

Sanchez Energy Overview

SN LISTED NYSE

Market Cap[(1)]	$450 million
Enterprise Value[(1)]	$3,000 million
Shares Outstanding	84 million

Asset Profile

4Q17 Production (Boe/d)	~82,000
YE 2017 Proved Reserves (MMBoe)	363
Eagle Ford Acreage Position (gross)	487,000
Eagle Ford Acreage Position (net)	285,000

- **Dominant Eagle Ford Acreage Position**
  - Approximately 285,000 net acres with over 1 billion Boe of resource potential
- **Developing Multiple Benches in Western Eagle Ford**
  - Lower, Middle and Upper Eagle Ford Shale with upside in Austin Chalk and Pearsall Shale
- **Committed to Financial Discipline**
  - Prioritizing returns on invested capital
  - Focused on generating free cash flow
- **Balanced Commodity Exposure**
  - 4Q 2017 Production was 34% oil, 34% natural gas liquids, and 32% natural gas


San Antonio
Houston
Eagle Ford Shale
Current Focus Area

1. *Based on a closing stock price of $5.43 as of 1/22/18 and 84.1 million shares outstanding. Enterprise value includes SN's convertible preferred stock at book value (~$254 million), UnSub's non-convertible preferred stock of ~$500 million, less ~$175 million of cash.*

4

© 2018 Sanchez Energy Corporation

Sanchez Energy’s Three-Year Plan Focus on Financial Discipline - - Deliver peer-leading returns on invested capital Fund capital spending with internally-generated cash flow High Grade Asset Base - - Divest assets that do not compete for capital Increase multi-zone development Expand Operating Margins - - Increase production to over 100,000 Boe/d Reduce operating costs through asset synergies Improve Balance Sheet - - Target long-term deleveraging as a top priority Maintain strong liquidity position and continue active hedge program Continue to Innovate - - - Delineate multi-zone potential throughout acreage position Maintain entrepreneurial culture that fosters innovation Use data analytics and technology to drive efficiencies 5 © 2018 Sanchez Energy Corporation

Efficient Production Growth Comanche Maverick Comanche DUC Non-D&C Capital Catarina Palmetto Capital budget focused on low-risk development  $2 $15 - $25 $13 - $33 Reduced y/y capital spending by ~$100 million  Targeting ~30% production growth in 2018 $145 - $150  $205 - $215 Expect to reach >100,000 Boe/d in 2020  $40 - $45 120,000 100,000 $600 $500 80,000 $400 60,000 $300 40,000 $200 20,000 $100 $0 0 2017 2018E 2016 2017 2018E 2019E 2020E Note: Production growth guidance for years 2018-2020 assumes capital spending of approximately $445 million per year. 6 © 2018 Sanchez Energy Corporation Capital Spending ($ million) Average Daily Production (Boe/d) $525-$550 $445 105,000 90,00094,000 70,320 53,504 …While Delivering Strong Production Growth Reducing Capital Spending…

Western Eagle Ford Focus Western Eagle Ford Western Eagle Ford  Multi-Bench Development Across Western Eagle Ford  Lower, Middle and Upper Eagle Ford Shale with upside in Austin Chalk and Pearsall Shale Western Eagle Ford Has a Lower Well Density Than the Rest of the Eagle Ford  Drilling primarily on ~70 acre spacing in Western Eagle Ford  Presence of large contiguous ranches facilitate efficient development and allows for longer laterals Western Eagle Ford Rig Count  Approximately 45% of all Eagle Ford rig activity is in the Western Eagle Ford (1) 7 (1): Based on information provided by Drilling Info as of 1/10/2018 © 2018 Sanchez Energy Corporation Eagle Ford Well Density Total Eagle Ford Thickness

High Quality, Concentrated Acreage Position

Strategic Acreage Position Located Within ~50 Mile Radius in the Western Eagle Ford

- **~285,000 Net Acres**
  - ~500,000 net effective acres due to multiple zones
- **Concentrated Acreage**
  - Acreage position is within a 50-mile radius
- **Up to 4 Target Intervals in the Eagle Ford Shale**
  - Upside in Austin Chalk and Pearsall Shale formations
- **1+ Billion Boe of Resource Potential**
- **15+ Year Drilling Inventory**



EagleFord
SN Leases
Oil
Condensate
Dry Gas
ZAVALA
MAVERICK
Maverick
Comanche
LA SALLE
Catarina
6
Miles

8

© 2018 Sanchez Energy Corporation

High Return, Repeatable Drilling Inventory 4,500 4,000 3,500 3,000 2,500 2,000 1,500 1,000 500 0 9 (1): Drilling rates of return assume $55/Bbl, $3/MMBtu, and NGLs at $22/Bbl © 2018 Sanchez Energy Corporation # of net well locations Total Palmetto/ Other Maverick Catarina Comanche 3334,199 1,016 1,168 Drilling Locations by Rate of Return 1,682>50% 1,449 1,002 31%-50% 15% - 30% 1,245502 >15% Inventory of Over 4,000 Net Drilling Locations  Over 40% of the Company’s drilling inventory generates 30%+ returns at $55/Bbl and $3/MMBtu  65% of 2018 development plan targets Tier 1 locations with expected IRRs of 50%+

Western Eagle Ford Multi-Bench Development 600’ 10 © 2018 Sanchez Energy Corporation Current Development Target Current Development Target Upside from Additional Zones Comanche Area 3

Positive Impact of Longer Laterals

SN LISTED NYSE

Impact of Longer Lateral Design on Well Results

2016 Avg. lateral length of ~6,000 ft.

2017 Avg. lateral length of ~6,200 ft.

2018E Avg. lateral length of ~7,700 ft.

6,000 foot lateral Economics	
Well Costs ($MM)	$3.7
3 Stream EUR (MBoe)	749
NPV ($MM)	$2.75

8,000 foot lateral Economics	
Well Costs ($MM)	$4.6
3 Stream EUR (MBoe)	936
NPV ($MM)	$3.46

11

© 2018 Sanchez Energy Corporation

Cost Structure Compared to Eagle Ford Peers 12,000 $9.0 $8.0 10,000 $7.0 8,000 $6.0 $5.0 6,000 $4.0 4,000 $3.0 $2.0 2,000 $1.0 0 $0.0 * Source: RS Energy Group. ** Peers include: CHK, COG, CRZO, DVN, ECA, EOG, EPE, Lonestar, MRO, MUR, NBL, PVAC, SBOW, SM 12 © 2017 Sanchez Energy Corporation Average Lateral Length (Ft.) Eagle Ford Company Disclosed 2017 D&C Cost ($MM) Average Lateral Length

Comanche Well Results to Date 13 © 2018 Sanchez Energy Corporation Stumberg Ranch 56H Sanchez Energy IP-30: 2,288 Boe/d, 69% oil Lateral: 9,909 ft. Stumberg Ranch 55H Sanchez Energy IP-30: 2,855 Boe/d, 66% oil Lateral: 10,030 ft. Briscoe Cochina East 142H Sanchez Energy IP-30: 720 Boe/d, 64% oil Lateral: 7,549 ft. Briscoe Cochina East 9HF Sanchez Energy 24Hr IP: 1,385 Boe/d, 73% oil Lateral: 7,392 ft. Briscoe Cochina West 31H Sanchez Energy 24Hr IP: 1,418 Boe/d, 81% oil Lateral: 5,898 ft. Eagle Ford SN Leases Oil Briscoe Catarina South 23HY Sanchez Energy 24Hr IP: 2,373 Boe/d, 44% oil Lateral: 7,946 ft. Briscoe Cochina West 85H Sanchez Energy 24Hr IP: 1,303 Boe/d, 79% oil Lateral: 7,155 ft. Condensate Dry Gas Briscoe Chupadera 3HA Sanchez Energy 24Hr IP: 1,006 Boe/d, 52% oil Lateral: 8,477 ft. Rogers Dentonio 31 Unit 11H Sanchez Energy IP-30: 1,161 Boe/d, 66% oil Lateral: 4,900 ft. Briscoe Catarina N. 118H Sanchez Energy IP-30: 2,291 Boe/d, 42% oil Lateral: 6,321 ft.

Comanche: Area 3 Overview Net D&C Capital ~$122MM Drilling of 101 Gross Development Wells Completions of 58 Gross DUCs Completions of 66 Gross Development Wells     *Price Deck: $55/BBL, $3.00/MCF, $22.00/NGL, Lateral Length Based on 7,500 ft. 150 120 90 60 600’ 30 0 $35 $45 $55 WTI Oil Price ($/Bbl) $65 $75 14 © 2018 Sanchez Energy Corporation IRR (%) EUR of 877 MBoe Lateral Length of 7,500 ft. $4.2 MM Well Cost $2.9 MM DUC Area 3 – Drilling Economics Area 3 – Targeting 2018 Activity In Area 3 COMANCHE AREA 3 TYPE CURVE Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 588 77.6% 357 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 2,810 73.0% 1,545 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 129 262 3 Stream EUR (MBoe) 877 % Oil 41% Well Cost ($M) $4,200 NPV10 ($M)* $3,140 IRR (%)* 47%

Comanche: Area 5 Overview Net D&C Capital ~$45MM Drilling of 35 Gross Development Wells Completions of 15 Gross DUCs Completions of 24 Gross Development Wells     *Price Deck: $55/BBL, $3.00/MCF, $22.00/NGL, Lateral Length Based on 7,500ft 150 120 90 60 600’ 30 0 $35 $45 $55 WTI Oil Price ($/Bbl) $65 $75 15 © 2018 Sanchez Energy Corporation IRR (%) EUR of 842 MBoe Lateral length of 7,500 ft. $4.2 MM Well Cost Area 5 – Drilling Economics Area 5 – Targeting 2018 Activity In Area 5 COMANCHE AREA 5 TYPE CURVE Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 836 76.3% 536 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 1,457 70.0% 907 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 129 154 3 Stream EUR (MBoe) 842 % Oil 64% Well Cost ($M) $4,200 NPV10 ($M)* $5,450 IRR (%)* 90%

South Central Catarina Development Net D&C Capital ~$68MM Drilling of 17 Gross Development Wells Completions of 17 Gross Development Wells    South Central 150 Lateral length of 7,500 ft. 120 90 60 *Price Deck: $55/BBL, $3.00/MCF, $22.00/NGL, Lateral Length Based on 7,500 ft. 30 0 $35 $45 $55 WTI Oil Price ($/Bbl) $65 $75 16 © 2018 Sanchez Energy Corporation IRR (%) EUR of 1,350 MBoe $4.3 MM Well Cost South Central – Drilling Economics SOUTH CENTRAL CATARINA TYPE CURVE Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 475 77.3% 284 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 4,859 67% 3,309 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 119 515 3 Stream EUR (MBoe) 1,350 % Oil 21% Well Cost ($M) $4,290 NPV10 ($M)* $5,502 IRR (%)* 88% 2018 Activity In South Central Catarina

North Central Catarina Type Curve SN has successfully delineated a New Development Area in the North Central portion of Catarina  North Central Development targeting two Upper Eagle Ford zones Strong well results from B01 and A41 prove up northern extent of Catarina   Recent well results have de-risked approximately 60 drilling locations  CATNC Type Curve CATNC Type Curve 17 Producing Days Producing Days © 2018 Sanchez Energy Corporation Cum Boe Gas Rate (MCFD) Catarina North Central Type Curve Generation Catarina North Central Development

North Central Catarina Development Net D&C Capital ~$50MM Drilling of 16 Gross Development Wells Completions of 16 Gross Development Wells    North Central SN has successfully delineated a New Development Area in the North Central portion of Catarina that produces from two zones in the Upper Eagle Ford. 150 120 90 60 30 0 *Price Deck: $55/BBL, $3.00/MCF, $22.00/NGL, Lateral Length Based on 7,500 ft. $35 $45 $55 WTI Oil Price ($/Bbl) $65 $75 18 © 2018 Sanchez Energy Corporation IRR (%) EUR of 907 MBoe Lateral length of 7,500 ft. $4.3 MM Well Cost Catarina North Central Drilling Economics NORTH CENTRAL CATARINA TYPE CURVE Oil IP (Bbl/d) Initial Decline (%) Oil EUR (MBbl) 452 72.4% 333 Gas IP (Mcf/d) Initial Decline (%) Gas EUR (MMcf) 2,034 59% 1,783 NGL NGL Yield (Bbl/MMcf) NGL EUR (MBbl) 119 277 3 Stream EUR (MBoe) 907 % Oil 37% Well Cost ($M) $4,290 NPV10 ($M)* $3,923 IRR (%)* 56% 2018 Activity In North Central Catarina

Eagle Ford Shale: Ideal Market Access and Product Mix Eagle Ford Has Direct Access to Premium Markets - Close proximity to Gulf Coast markets for exports - Pipeline connectivity to premium natural gas market in Mexico - No midstream bottlenecks or takeaway issues Oil Marketing Contracts Primarily Priced on LLS and Eagle Ford Postings Natural Gas Liquids Price Contracts Predominately Tied to Mt. Belvieu    $25 $19.77 $18.81 $20 $15 WTI ($/Bbl) $52.92 $49.83 $46.70 $51.91 $10 $5 $0 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 19 © 2018 Sanchez Energy Corporation Price Differential$0.95$1.95$2.37$5.48 1Q172Q173Q174Q17 LLS ($/Bbl)$53.87$51.78$49.07$57.39 $21.38 $17.31 $14.47 $13.81 $8.91 Sanchez’s NGL $/Bbl Realizations Improving Oil Price Realizations Eagle Ford Regional Pricing Benefits

Extensive Field Infrastructure Extensive Field Gathering and Water Infrastructure Throughout Comanche Comanche Water Infrastructure Identified for further Infrastructure Buildout Water Infrastructure Comanche Acreage Gas Gathering Oil Gathering Water Infrastructure Water infrastructure is sufficient in Areas 3, 4, 5, and 7  Pipeline system will support up to 12 rigs and 6 frac spreads of simultaneous activity 18” and 22” trunk lines with 18” spur lines to ~85% of the acreage position 548 miles of gas pipeline and 241 miles of oil pipeline 24 compressor stations with centralized delivery points     20 © 2018 Sanchez Energy Corporation 3rd Party Gathering System

Relationship with Sanchez Midstream Partners LP ("SNMP")

SN LISTED NYSE

Western Eagle Ford Focus Results in Synergies Through SNMP's Midstream Asset Base


EagleFord
SN Lease
Oil
Condensate
Dry Gas
Raptor Gas Processing Facility
Carnero Gathering Line
MAVERICK
DIMMIT
Comanche
LA SALLE
Catarina
Seco Pipeline
Western Catarina Midstream
WEBB
MEXICO
Howard Energy System
5
Miles

21

© 2018 Sanchez Energy Corporation

Financial Highlights 22 © 2018 Sanchez Energy Corporation

Financial Overview Improve Liquidity Through Potential Asset Divestitures     Comanche water delivery system Palmetto producing asset Maverick producing asset Achieve Upside Through Balanced Commodity Mix  Improvement to NGL pricing protects against WTI pull back  Natural gas pricing remains steady  Decrease Leverage as Production Volumes Grow  Continue Active Hedge Program to De-Risk Cash Flows  Remain a Low Cost Leader  Improves F&D cost  Drives value creation for shareholders  23 © 2018 Sanchez Energy Corporation

Active Hedging Program Helps Mitigate Price Volatility Significant hedge position guarantees base level of cash flows Oil Hedged (Bbls/d) Committed Unhedged Volumes Price ($/Bbl) 25,000 20,000 15,000 10,000 5,000 0 $52.66 $54 $52 $50 $48 $46 $44 $52.61 $52.56 $52.53 $52.50 $52.48 $52.46 $51.98 Gas Hedged (MMBtu/d) Price ($/MMBtu) 250,000 $3.20 $3.10 $3.00 $2.90 $2.80 $2.70 $2.60 $2.50 $3.08 $3.06 $3.05 200,000 $2.97 150,000 100,000 50,000 0 24 © 2018 Sanchez Energy Corporation WTI Price HH Price Bbls/d MMBtu/d $2.90$2.90$2.90$2.91 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2018 2019 Natural Gas Hedges (SN Consolidated) Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2018 2019 Oil Hedges (SN Consolidated)

Improving Balance Sheet Operating Margins Continue to Increase Deleveraging Remains a Priority — Reduce leverage through paydown of UnSub revolver — Targeting leverage metrics of below 3.5x   — — — Improvement through increase in production Higher price realizations Lower operating costs through asset synergies $20.00 $18.00 $16.00 $14.00 $12.00 $10.00 $8.00 $6.00 $4.00 $2.00 $0.00 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0 6.0x 5.5x x 5.0x 4.5x 4.0x 3.5x 3.0x 2.5x 2.0x 1Q17 2Q17 3Q17 Ann ualized Leverage Ratio 1Q17 2Q17 3Q17 Ann ualized Adjusted EBITDA ($MM ) 25 (1): Adjusted EBITDA, operating margins, and net debt are non-GAAP financial measures. See “Explanation of non-GAAP financial measures” at the end of this presentation. © 2018 Sanchez Energy Corporation Per Boe Annualized Adjusted EBITDA ($MM) Net Debt/Adj us ted EBITDA 5.3x 4.5 $12.37 $10.93 $6.01 …Driving Improving Leverage Metrics (1) Operating Margins Increasing…(1)

Sanchez Energy: Investment Highlights 26 © 2018 Sanchez Energy Corporation Dominant Eagle Ford Acreage Position 285,000 net acres in the Eagle Ford Significant Resource Potential Over 1 billion Boe High-Grade Asset Base Potential to divest non-core assets Increasing Operating Margins Reduce costs through asset synergies Improving Balance Sheet Targeting long-term deleveraging as a top priority

Appendix 27 © 2018 Sanchez Energy Corporation

2018 Production and Cost Guidance Guidance 1Q 2018 Full Year 2018 Production Volumes: Oil (Bbls/d) NGL (Bbls/d) 28,000 - 29,000 27,000 - 28,000 30,000 - 32,000 30,000 - 32,000 170,000 - 172,000 Natural Gas (Mcf/d) 159,000 - 160,000 Barrel of Oil Equivalent (Boe/d) 82,000 - 84,000 88,000 - 92,000 Operating Costs & Expenses : Cash Production Expense ($/Boe) (1) Non-Cash Production Expense ($MM) Production & Ad Valorem Taxes (% of O&G Revenue) Cash G&A ($MM)(2) $9.50 - $10.50 $5.9 5% - 6% $22.5 $9.50 - $10.50 $23.6 5% - 6% $90.0 (1) Cash Production Expense guidance only relates to production expenses reported on the cash flow statement and does not include the effect from the deferred gain related to the Western Catarina Midstream Divestiture. (2) Excludes all restricted stock but includes phantom stock based compensation based on a share price of $5.17. Note: Cash production expense, Non-cash production expense and cash G&A are non-GAAP financial measures. See “Explanation of non-GAAP financial measures” at the end of this presentation. 28 © 2018 Sanchez Energy Corporation

2018 Capital Guidance Net Wells Drilled 44 Net Wells Turned to Total Capital Production 44 ($MM) $205 - $215 Catarina Maverick 3 3 $15 - $25 Comanche 33 19 $145 - $150 Comanche DUC - 21 $40 - $45 33% Total 80 87 $405 - $435 47% Total Capital 10% Rigs <1 Net Wells ($MM) $2 5% 4% Palmetto 1 Total Capital ($MM) $13 - $33 Land/Infrastructure/Geology 29 © 2018 Sanchez Energy Corporation 2018 Total Capital Budget: $420MM - $470 MM Other Eagle Ford Non - Operated 2018 Capital Budget Eagle Ford Operated

Strategic JV Facilitated Comanche Acquisition Blackstone Sanchez Energy Corporation Energy Partners $400 million(1) Note: Comanche Transaction closed March 1, 2017 (1) Includes $100 million contribution to the non-recourse unrestricted subsidiary 30 © 2018 Sanchez Energy Corporation Comanche Eagle Ford Assets 50% of Assets $1.15 billion Restricted Subsidiary 60% DUCs & PUD+ Gavilan Resources, LLC 50% of Assets $1.15 billion Non-Recourse Unrestricted Subsidiary $750 million 100% PDP 40% DUCs & PUD+ Non-Recourse RBL Preferred Equity Repeatable Structure – Matches Cash Flow with Appropriate Financing

Detailed SN Restricted Subsidiary Hedge Position Swaps 144,000 $3.03 Swaps 16,000 $51.58 Swaps 157,000 $3.01 Swaps 16,000 $51.58 Swaps 16,000 $51.58 Swaps 157,000 $3.01 Swaps 16,000 $51.58 Swaps 156,000 $3.00 Swaps Swaptions 4,000 2,000 Swaps 20,000 $3.02 Swaps 20,000 $3.02 Swaps Swaptions 4,000 2,000 Swaps 20,000 $3.02 Swaps Swaptions 4,000 2,000 Swaps 20,000 $3.02 Swaps Swaptions 4,000 2,000 31 As of 12/31/17 © 2018 Sanchez Energy Corporation 4Q19Total Volume6,000$50.06 3Q19Total Volume6,000$50.06 4Q19Total Volume20,000 3Q19Total Volume20,000 2Q19Total Volume6,000$50.06 2Q19Total Volume20,000 1Q19Total Volume6,000$50.06 1Q19Total Volume20,000 4Q18Total Volume156,000 4Q18Total Volume16,000 3Q18Total Volume157,000 3Q18Total Volume16,000 2Q18Total Volume157,000 2Q18Total Volume16,000 1Q18Total Volume144,000 1Q18Total Volume16,000 Natural Gas Hedges Daily Volume QuarterType of ContractMMBtus/dSwap Price Crude Oil Hedges Daily Volume QuarterType of ContractBbls/dSwap Price

Detailed UnSub Hedge Position Swaps 37,000 $3.26 Swaps 6,300 $55.85 Swaps 36,000 $3.26 Swaps 6,800 $55.22 Swaps 34,000 $3.26 Swaps 6,300 $55.24 Swaps 32,000 $3.26 Swaps 6,000 $55.16 Swaps 5,900 $53.08 Swaps 31,000 $2.82 Swaps 5,000 $53.52 Swaps 30,000 $2.82 Swaps 4,700 $53.52 Swaps 29,000 $2.82 Swaps 4,500 $53.52 Swaps 28,000 $2.82 Swaps 4,300 $53.52 Swaps 27,000 $2.82 Swaps 4,200 $53.52 Swaps 26,000 $2.82 32 As of 9/30/17 © 2018 Sanchez Energy Corporation 1Q20Total Volume26,000 1Q20 Total Volume4,200 4Q19Total Volume27,000 4Q19 Total Volume4,300 3Q19Total Volume28,000 3Q19 Total Volume4,500 2Q19Total Volume29,000 2Q19 Total Volume4,700 1Q19Total Volume30,000 1Q19 Total Volume5,000 4Q18Total Volume31,000 4Q18 Total Volume5,900 3Q18Total Volume32,000 3Q18 Total Volume6,000 2Q18Total Volume34,000 2Q18 Total Volume6,300 1Q18Total Volume36,000 1Q18 Total Volume6,800 4Q17Total Volume37,000 4Q17 Total Volume6,300 Natural Gas Hedges Daily Volume QuarterType of ContractMMBtus/dSwap Price Crude Oil Hedges Type ofDaily Volume QuarterContractBbls/dFloor PriceCeiling Price

Non-GAAP Reconciliation Slide

SN LISTED NYSE

Non-GAAP Reconciliation – Adjusted EBITDA

	Three Months Ended		
($ in thousands)	9/30/2017	6/30/2017	3/31/2017
Net income (loss)	$ (44,782)	$ 46,309	$ 9,702
Adjusted by:			
Interest expense	35,686	35,961	33,025
Net losses (gains) on commodity derivative contracts	41,719	(59,615)	(38,881)
Net settlements received on commodity derivative contracts (1)	10,527	7,177	(2,905)
Depreciation, depletion, amortization and accretion	51,859	50,851	33,206
Impairment of oil and natural gas properties	—	—	—
Stock-based compensation expense (non-cash)	911	4,335	12,091
Acquisition and divestiture costs included in general and administrative	1,771	2,848	24,074
Income tax benefit	—	(255)	(953)
(Gain)/Loss on sale of oil and natural gas properties	2,074	(7,133)	(5,143)
Gain/(Loss) on embedded derivatives	(1,804)	437	(685)
(Gain)/Loss on investments	2,776	8,058	(8,864)
Amortization of deferred gain on Western Catarina Midstream Divestiture	(3,702)	(3,705)	(3,702)
Interest income	(163)	(150)	(357)
Adjusted EBITDA	$ 96,872	$ 85,118	$ 50,608
Adjusted EBITDA (Annualized 4x)	$ 387,488	$ 340,472	$ 202,432

(1) This amount has been reduced by premiums associated with derivatives that settled during the respective periods, which may include premiums accrued but not yet paid as of the end of the quarter based on timing of cash settlement payments with counterparties.

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© 2018 Sanchez Energy Corporation

Non-GAAP Reconciliation Slide Three Months Ended 9/30/2017 6/30/2017 3/31/2017 Sanchez Long-Term Debt: Se ni or Uns e cure d Note s SN Cre di t Fa ci l i ty UnSub Cre di t Fa ci l i ty Total Long-Term Debt Less: Cash Balance Net Debt 1,754,250 - 175,500 1,750,000 1,750,000 - 190,000 - 198,500 $ $ $ 1,929,750 174,228 1,755,522 $ $ $ 1,948,500 128,247 1,820,253 $ $ $ 1,940,000 124,585 1,815,415 34 © 2018 Sanchez Energy Corporation Non-GAAP Reconciliation – Net debt

Non-GAAP Reconciliation Slide ($ i n thou s a n d s ) Three Months Ended 9/30/2017 6/30/2017 3/31/2017 Sanchez Operating Margin: Oi l a n d Ga s Re ve n u e s 184,806 175,704 133,843 Operating Costs: Oi l a n d Ga s p rod u cti on Exp (1) Prod u cti on a n d a d va l ta xe s Ca s h G&A (2) Operating Income 75,756 11,346 13,754 68,548 8,799 25,378 43,925 6,524 55,374 $83,950 $72,979 $28,020 $12.37 $10.93 $6.01 Operarting Margin Per Boe (1) Excludes qua rterly non-ca s h ga in of $3.7 million from the a mortiza tion of the deferred ga in on Wes tern Ca ta rina Mids trea m dives titure (2) Includes ba s e genera l a nd a dminis tra tive expens e, pha ntom unit cos ts , a nd a cquis ition a nd dives titure cos ts 35 © 2018 Sanchez Energy Corporation Non-GAAP Reconciliation – Operating Margin

Non–GAAP Reconciliation and Measures The Company presents the net present value (denoted “NPV” or “NPV10” in the presentation) of our reserves attributable to our drilling locations as of December 31, 2017, which is equal to the present value, discounted at 10% per annum, of the estimated fair value of future cash flows of these locations net of capital and operating costs, before deducting future income taxes. The Company has used a specified price deck and reserve classifications that do not coincide with SEC pricing or reserve classification guidelines. The Company does not believe NPV to be a “Non-GAAP financial measure,” as defined in SEC rules, since GAAP does not provide for disclosure of the Standardized Measure when using non-SEC guided assumptions and the Company believes there is no directly comparable GAAP measure; therefore it is not practicable to provide a reconciliation to any GAAP measure. The Company uses NPV as an arbitrary reserve asset value measure to compare against past reserve bases and the reserve bases of other business entities. NPV should not be considered as an estimate of fair market value or as an alternative to PV-10 or Standardized Measure. The Company’s calculations of NPV are based on numerous assumptions that may change as a result of future activities or circumstances. Adjusted EBITDA is defined by the Company as net income (loss) PLUS: (1) interest expense, including net losses (gains) on interest rate derivative contracts; (2) net losses (gains) on commodity derivatives; (3) net settlements received (paid) on commodity derivatives; (4) depletion, depreciation, amortization, and accretion; (5) stock-based compensation expense; (6) acquisition costs included general and administrative; (7) income tax expense (benefit); (8) loss (gain) on sale of oil and natural gas properties; (9) impairment of oil and natural gas prope rties; and (10) other non-recurring items that we deem appropriate; LESS: (1) premiums on commodity derivative contracts; (2) interest income; and (3) other non-recurring items that we deem appropriate. Adjusted EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements, such as investors, commercial banks and others, to assess our operating performance as compared to that of other companies in our industry, without regard to financing methods, capital structure, or historical co st basis. It is also used to assess our ability to incur and service debt and fund capital expenditures. Our Adjusted EBITDA should not be considered an alternative to net income (loss), operating income (loss), cash flow provided by or used in operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. Our Adjusted EBITDA may not be comparable to similarly titled measures of another company because all companies may not calculate Adjusted EBITDA in the same manner. We define net debt as long-term debt less cash and cash equivalents. Net debt should not be considered as an alternative to current or long term debt, as defined by GAAP. We believe that this presentation may be useful to investors who follow the practice of some industry analysts who utilize net debt and Adjusted EBITDA in their Net Debt-to-Adjusted EBITDA ratio calculation. Company management uses this information for comparative purposes within the industry. Cash production expense equals oil and natural gas production expense minus non-cash production expenses. Non-cash production expense equals oil and natural gas production expense minus cash production expenses. Cash G&A expense equals G&A excluding certain non-recurring acquisition and divestiture expenses and stock based compensation. Cash production expense, non-cash production expense and cash G&A are presented herein in an attempt to assist the public in understanding the difference between oil and natural gas production expense and G&A as will be reported in SEC filed financials. We also view the non-GAAP measures of cash production expense, non-cash production expense and cash G&A as a useful tool for comparisons of our financial indicators with t hose of peer companies. In addition, these measures are commonly used by management, analysts and investors as an indicator of cost management and operating efficiency on a comparable basis from period to perio d. Cash production expense, non-cash production expense and cash G&A should not be considered as an alternative to oil and natural gas production expense or G&A presentations, as defined by GAAP. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measures, cash production expense, non-cash production expense and cash G&A, to the most directly comparable GAAP financial measure, oil and na tural gas production expense and G&A, because the information necessary for a quantitative reconciliation of the forward-looking non-GAAP financial measure to the most directly comparable GAAP financial measure is not available to us without unreasonable efforts. The probable significance of providing these forward-looking non-GAAP financial measures without the directly comparable GAAP financial measures is that s uch GAAP financial measures may be materially different from the corresponding non-GAAP financial measures. Operating margin represents total product revenues less certain direct operating expenses. Operating margin per Boe is equal to operating margin divided by total equivalent crude oil, NGL and natural gas production. Operating margin is not adjusted for the impact of hedges. We believe that operating margin per Boe is an important measure that can be used by security analysts and investors to evaluate our operating margin per unit of production and to compare it to other oil and gas companies, as well as for comparisons to other time periods. 36 © 2018 Sanchez Energy Corporation Explanation of Non-GAAP Measures Disclosure of Net Present Value (“NPV”)